                                    Consent

                                                                  Exhibit (j)(i)
                              CONSENT OF COUNSEL


     We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 38 to the Registration Statement of the Fifth Third Funds on Form N-1A under the Securities Act of 1933, as amended.


                                   /s/ Ropes & Gray

                                   ROPES & GRAY


Washington, D.C.
March 21, 2001